                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
           Pursuant to Section 13 or 15(d) of The Securities Exchange
                                   Act of 1934



Date of Report (Date of earliest event reported)     July 18, 2003
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           New York                  333-105805                  13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


        270 Park Avenue
        New York, New York                                         10167
--------------------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code   (212) 834-9280
                                                  ------------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     Attached as exhibits are (i) Structural Term Sheet and Collateral Term Sheet and (ii) Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc., CIBC World Markets Corp., ABN AMRO Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC6 (the "Certificates").

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

     The Structural Term Sheets and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets and Collateral Term Sheets.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                    Description
-----------                    -----------

(99.1) Collateral Term Sheet prepared by J.P. Morgan Securities Inc., CIBC World Markets Corp., ABN AMRO Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC6.

(99.2) Collateral Term Sheet prepared by J.P. Morgan Securities Inc., CIBC World Markets Corp., ABN AMRO Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC6.

(99.3) Collateral Term Sheet prepared by J.P. Morgan Securities Inc., CIBC World Markets Corp., ABN AMRO Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC6.

(99.4) Collateral Term Sheet and Structural Term Sheet prepared by J.P. Morgan Securities Inc., CIBC World Markets Corp., ABN AMRO Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated with J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CIBC6.

SIGNATURES
----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 22,  2003

                                          J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.



                                          By: /s/ Dennis G. Schuh
                                              ---------------------------------
                                              Name:  Dennis G. Schuh
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                                  Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------


(99.1)            Collateral Term Sheet prepared by J. P.              E
                  Morgan Securities Inc., CIBC World Markets
                  Corp.,  ABN AMRO Incorporated, Citigroup
                  Global Markets Inc. and Merrill Lynch,
                  Pierce, Fenner & Smith Incorporated with
                  J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Commercial Mortgage
                  Pass-Through Certificates, Series
                  2003-CIBC6.

(99.2)            Collateral Term Sheet prepared by J. P.              E
                  Morgan Securities Inc., CIBC World Markets
                  Corp., ABN AMRO Incorporated, Citigroup
                  Global Markets Inc. and Merrill Lynch,
                  Pierce, Fenner & Smith Incorporated with
                  J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Commercial Mortgage
                  Pass-Through Certificates, Series
                  2003-CIBC6.

(99.3)            Collateral Term Sheet prepared by J. P.              E
                  Morgan Securities Inc., CIBC World Markets
                  Corp., ABN AMRO Incorporated, Citigroup
                  Global Markets Inc. and Merrill Lynch,
                  Pierce, Fenner & Smith Incorporated with
                  J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Commercial Mortgage
                  Pass-Through Certificates, Series
                  2003-CIBC6.

(99.4)            Structural Term Sheet and Collateral Term            E
                  Sheet prepared by J. P. Morgan Securities
                  Inc., CIBC World Markets Corp., ABN AMRO
                  Incorporated, Citigroup Global Markets
                  Inc. and Merrill Lynch, Pierce, Fenner &
                  Smith Incorporated with J.P. Morgan Chase
                  Commercial Mortgage Securities Corp.,
                  Commercial Mortgage Pass-Through
                  Certificates, Series 2003-CIBC6.